Exhibit 10.06

REG D EARLY EXERCISE AGREEMENT

REACHLOCAL, INC.

2008 STOCK INCENTIVE PLAN

STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

Early Exercise Permitted

ReachLocal, Inc., a Delaware corporation (the “Company”), pursuant to its 2008 Stock Incentive Plan (the “Plan”), hereby grants to the individual listed below (the “Optionee”), an option to purchase the number of shares of the common stock of the Company, par value $.01 per share (“Common Stock”), set forth below (the “Option”). This Option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Optionee:

Grant Date:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Exercise Price:	$

Total Number of Shares Subject to the Option:	shares

Expiration Date:

Type of Option:	Non-Qualified Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule ☐ Early Exercise Permitted

Vesting Schedule:	This Option is exercisable immediately, in whole or in part, at such times as are established by the Administrator, conditioned upon Optionee entering into a Restricted Stock Purchase Agreement with respect to any unvested shares of Common Stock. The shares of Common Stock subject to this Option shall vest and/or be released from the Company’s Repurchase Option, as set forth in the Restricted Stock Purchase Agreement attached hereto as Exhibit C-1, according to the following schedule:

Subject to the Optionee’s continued status as an Employee, Consultant or Non-Employee Director, the Option shall vest and become exercisable with respect to [ ] shares of Common Stock as of the Grant Date, and with respect to an additional 1/36th of the shares of Common Stock subject to the Option on each monthly anniversary of the Vesting Commencement Date occurring after the Grant Date.

By his or her signature, the Optionee agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. The Optionee has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or relating to the Option.

REACHLOCAL, INC.	OPTIONEE

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, ReachLocal, Inc., a Delaware corporation (the “Company”), has granted to the Optionee an option under the Company’s 2008 Stock Incentive Plan (the “Plan”) to purchase the number of shares of Common Stock indicated in the Grant Notice.

ARTICLE I.

GENERAL

1.1 Defined Terms. Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

(a) “Cause” shall be deemed to exist if the Optionee is terminated by the Company for any of the following reasons: (i) the Optionee’s willful failure to substantially perform the Optionee’s duties and responsibilities to the Company, (ii) the Optionee’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused material injury to the Company, (iii) unauthorized use or disclosure by the Optionee of any proprietary information or trade secrets of the Company or any other party to which the Optionee owes an obligation of nondisclosure as a result of the Optionee’s relationship with the Company, (iv) the Optionee’s willful material breach of any of the Optionee’s obligations under any written agreement or covenant with the Company, or (v) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, to the material detriment of the Company.

(b) “Termination of Consultancy” shall mean the time when the engagement of the Optionee as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Optionee by the Company or any Subsidiary, and (b) terminations where there is a simultaneous re-establishment of a consulting relationship or continuing consulting relationship between the Optionee and the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

(c) “Termination of Directorship” shall mean the time when the Optionee, if he or she is or becomes a Non-Employee Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

(d) “Termination of Employment” shall mean the time when the employee-employer relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Optionee by the Company or any Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Optionee and the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment.

(e) “Termination of Service” shall mean the Optionee’s Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

GRANT OF OPTION

2.1 Grant of Option. In consideration of the Optionee’s past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of the number of shares of Common Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

2.2 Exercise Price. The exercise price of the shares of Common Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the shares of Common Stock subject to the Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date.

2.3 Consideration to the Company. In consideration of the grant of the Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or any Subsidiary. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Optionee.

ARTICLE III.

PERIOD OF EXERCISABILITY

3.1 Commencement of Exercisability.

(a) Subject to Sections 3.2, 3.3, 5.13 and 5.16, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Vesting Schedule in the Grant Notice. Alternatively, at the election of the Optionee, and as provided herein, this Option may be exercised in whole or in part at such times as are established by the Administrator as to shares of Common Stock which have not yet vested. Vested shares of Common Stock shall be subject to the Company’s Call Right (as set forth in Section 5.4 hereof) but shall not be subject to the Company’s Repurchase Option (as set forth in the Restricted Stock Purchase Agreement). As a condition to exercising this Option for unvested shares of Common Stock, the Optionee shall execute the Restricted Stock Purchase Agreement.

(b) Notwithstanding Section 3.1(a), in the event of a Change in Control, the Option shall, to the extent not then vested and not previously expired or terminated, become fully vested and exercisable immediately prior to the occurrence of the Change in Control.

(c) No portion of the Option which has not become vested at the date of the Optionee’s Termination of Employment, Termination of Directorship or Termination of Consultancy shall thereafter become vested, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and the Optionee.

3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of seven years from the Grant Date;

(b) The expiration of three months from the date of the Optionee’s Termination of Service, unless such termination occurs by reason of the Optionee’s death or Disability or by the Company for Cause;

(c) The expiration of one year from the date of the Optionee’s Termination of Service by reason of the Optionee’s death or Disability; or

(d) The date of the Optionee’s Termination of Service by the Company for Cause.

ARTICLE IV.

EXERCISE OF OPTION

4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased the Optionee’s will or under the then applicable laws of descent and distribution.

4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a) An exercise notice in a form specified by the Administrator, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator;

(b) An executed copy of the Restricted Stock Purchase Agreement, if applicable;

(c) The receipt by the Company of full payment for the shares of Common Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

(d) Any other written representations or documents as may be required in the Administrator’s reasonable discretion to evidence compliance with the Securities Act or any other applicable law rule, or regulation; and

(e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

4.4 Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) Cash;

(b) Check;

(c) With the consent of the Administrator, delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

(d) With the consent of the Administrator, surrender of other shares of Common Stock which have been owned by the Optionee for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares of Common Stock with respect to which the Option or portion thereof is being exercised;

(e) With the consent of the Administrator, surrendered shares of Common Stock issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the shares of Common Stock with respect to which the Option or portion thereof is being exercised; or

(f) With the consent of the Administrator, such other form of legal consideration as may be acceptable to the Administrator.

4.5 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares of Common Stock or issued shares of Common Stock which have then been reacquired by the Company. Such shares of Common Stock shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of the conditions set forth in Section 11.4 of the Plan.

4.6 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Common Stock purchasable upon the exercise of any part of the Option unless and until such shares of Common Stock shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Common Stock are issued, except as provided in Section 13.2 of the Plan.

ARTICLE V.

OTHER PROVISIONS

5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Administrator or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.

5.2 Transferability of Option.

(a) Except as otherwise set forth in the Plan or as provided in Sections 5.2(b) and 5.2(c) below:

(i) The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the Option has been exercised, or the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed;

(ii) The Option shall not be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Optionee, only the Optionee may exercise the Option (or any portion thereof), unless it has been disposed of pursuant to a DRO; after the death of the Optionee, any exercisable portion of the Option may, prior to the time when such portion becomes unexercisable under the Plan or this Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

(b) The Optionee may transfer the Option to a trust that constitutes a Permitted Transferee (as defined in the Plan) if, under Section 671 of the Code and applicable state law, the Optionee is considered the sole beneficial owner of the Option while it is held in the trust.

(c) Notwithstanding any other provision in this Agreement, the Optionee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Optionee and to receive any distribution with respect to the Option upon the Optionee’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and this Agreement, except to the extent the Plan and this Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Optionee is married and resides in a community property state, a designation of a person other than the Optionee’s spouse as his or her beneficiary with respect to more than 50% of the Optionee’s interest in the Option shall not be effective without the prior written consent of the Optionee’s spouse. If no beneficiary has been designated or survives the Optionee, payment shall be made to the person entitled thereto pursuant to the Optionee’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by the Optionee at any time provided the change or revocation is filed with the Administrator prior to the Optionee’s death.

5.3 Company’s Right of First Refusal. Before any shares of Common Stock acquired upon exercise of the Option and held by the Optionee or any Permitted Transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law and, collectively, “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the shares of Common Stock on the terms and conditions set forth in this Section 5.3 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the shares of Common Stock shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such shares of Common Stock; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of shares of Common Stock to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which the Holder proposes to Transfer the shares of Common Stock (the “Offered Price”), and the Holder shall offer the shares of Common Stock at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the shares of Common Stock proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with Section 5.3(c).

(c) Purchase Price. The purchase price (the “Purchase Price”) for the shares of Common Stock repurchased under this Section 5.3 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If the shares of Common Stock proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5.3, then the Holder may sell or otherwise Transfer such shares of Common Stock to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 5.3 and the Restricted Stock Purchase Agreement, if applicable, shall continue to apply to the shares of Common Stock in the hands of such Proposed Transferee. If the shares of Common Stock described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any shares of Common Stock held by the Holder may be sold or otherwise Transferred.

(f) Exception for Certain Family Transfers and Fund-Related Transfers. Anything to the contrary contained in this Section 5.3 notwithstanding, the Transfer of any or all of the shares of Common Stock during the Optionee’s lifetime or upon the Optionee’s death by will or intestacy to (i) the Optionee’s Immediate Family or any Fund-Related Person, or (ii) a trust for the benefit of the Optionee’s Immediate Family or any Fund-Related Person, shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted), and “Fund-Related Person” shall mean (a) any venture capital, private equity or other similar investment fund for which has designated Optionee as its Board representative (the “designating fund”), (b) any venture capital, private equity or other similar investment fund affiliated with the designating fund and (c) the limited partners, general partners, and limited liability company members of any of the foregoing entities. In such case, the transferee or other recipient shall receive and hold the shares so Transferred subject to the provisions of this Section 5.3 (including the Right of First Refusal) and there shall be no further Transfer of such shares except in accordance with the terms of this Section 5.3.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all shares of Common Stock upon the Public Trading Date.

5.4 Company Call Right.

(a) In the event of the Optionee’s Termination of Service for any reason, the Company shall have the right to purchase from the Optionee, or the Optionee’s personal representative, as the case may be, any or all of the vested shares of Common Stock (“Vested Shares”) acquired upon exercise of the Option which are then owned by the Optionee (and any or all Vested Shares acquired upon exercise of the Option after the date of the Optionee’s Termination of Service) at a per share price equal to the Fair Market Value of a share of Common Stock on the date of such Termination of Service (the “Call Right”).

(b) The Company may exercise the Call Right by delivering personally or by registered mail to the Optionee (or his transferee or legal representative, as the case may be), within ninety (90) days after the date of the Optionee’s Termination of Service, (or, in the case of Vested Shares acquired upon exercise of the Option after the date of the Optionee’s Termination of Service, then within ninety (90) days after the date on which such Vested Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Vested Shares being transferred shall deliver the stock certificate or certificates evidencing the shares, and the Company shall deliver the purchase price therefor.

(c) At its option, the Company may elect to make payment for the Vested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to the Optionee stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided in Section 5.4(b) above, the Call Right shall terminate.

(e) The Call Right shall terminate as to all Vested Shares upon the Public Trading Date.

5.5 Lock-Up Period. The Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, the Optionee shall not sell or otherwise transfer any shares of Common Stock or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock (the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such shares of Common Stock. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule.

5.6 Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the shares of Common Stock subject to the Option. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of such shares and that Optionee is not relying on the Company for any tax advice.

5.7 Adjustments. The Optionee acknowledges that the Option is subject to modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

5.8 Legends and Stop-Transfer Orders.

(a) Legends. The Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially similar thereto, to be placed upon any certificate(s) evidencing ownership of the shares of Common Stock acquired upon exercise of the Option together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

5.9 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the Optionee’s signature on the Grant Notice. By a notice given pursuant to this Section 5.9, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.9. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.10 Optionee’s Representations. If the shares of Common Stock purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

5.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.12 Governing Law; Severability. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

5.13 Conformity to Securities Laws. The Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.14 Amendments, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Option in any material way without the prior written consent of the Optionee.

5.15 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Article 5, this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

5.16 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Optionee is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.17 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries.

5.18 Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof.

5.19 Section 409A. Notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the U.S. Internal Revenue Code of 1986, as amended (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Administrator may, in its discretion, adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate to comply with the requirements of Section 409A.

REG D EARLY EXERCISE AGREEMENT

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:	[NAME]

COMPANY	:	REACHLOCAL, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of ReachLocal, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Optionee does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act or qualified under the California Corporate Securities Law of 1968, as amended (the “California Securities Law”), in each case, in reliance upon specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act and qualification under the California Securities Law, or an exemption from such registration and qualification is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered and qualified, or such registration and qualification is not required in the opinion of counsel satisfactory to the Company. Optionee acknowledges and understands that the California Commissioner of Corporations has made no finding or determination relating to the fairness for investment of the Securities offered by the Company and that the Commissioner has not and will not recommend or endorse the Securities. Optionee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

(c) The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires (i) the resale to occur not less than six months, or, in the event the

Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, not less than one year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, (ii) in the case of resales by persons who are not affiliates of the Company (within the meaning of Rule 144), the satisfaction of the conditions set forth in section (2) of clause (iii) of this subsection (c), and (iii) in the case of resales by affiliates of the Company, the satisfaction of the following conditions: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. Optionee acknowledges that a copy of Rule 144 will be delivered to Optionee upon request.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) Optionee is an “accredited investor” within the meaning of the rules promulgated under the Securities Act of 1933, as amended. In addition, Optionee either (i) has a preexisting personal or business relationship with the Company or its principals or (ii) has substantial knowledge and experience in financial and business matters, has specific experience making investment decisions of a similar nature, and is capable, without the use of a financial advisor, of utilizing and analyzing the information made available in connection with the acquisition of the Securities and of evaluating the merits and risks of an investment in the Securities and protecting the Optionee’s own interests in connection with this transaction.

(f) Optionee has carefully reviewed and understands the risks of, and other considerations relating to, an investment in the Securities.

(g) Optionee is able to bear the economic risk of such Optionee’s investment in the Securities for an indefinite period of time because the Securities have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available and are subject to additional restrictions as provided herein.

(h) Optionee has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company’s management.

(i) Optionee has not seen or received any advertisement or general solicitation with respect to the sale of the Securities.

(j) Optionee understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

(k) Optionee is a resident and domiciliary of the state or other jurisdiction hereinafter set forth opposite the Optionee’s signature.

(l) Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

[Remainder of Page Left Blank]

IN WITNESS WHEREOF, the undersigned Optionee has executed this Investment Representation Statement as of             ,             .

By:
Name:

Address:

REG D EARLY EXERCISE AGREEMENT

EXHIBIT C-1

REACHLOCAL, INC.

2008 STOCK INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made between                      (the “Purchaser”) and ReachLocal, Inc. (the “Company”), as of                     ,             .

RECITALS

(1) Unless otherwise defined herein, the terms defined in the Plan and the Option Agreement shall have the same defined meanings in this Agreement. Pursuant to the exercise of the Option granted to Purchaser under the Company’s 2008 Stock Incentive Plan (the “Plan”) and pursuant to the Stock Option Grant Notice and Stock Option Agreement (the “Option Agreement”) dated             , by and between the Company and Purchaser with respect to such grant, which Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase              of those shares which have not become vested under the Vesting Schedule set forth in the Grant Notice (“Unvested Shares”). The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares.”

(2) As required by the Option Agreement, as a condition to Purchaser’s election to exercise the Option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Unvested Shares acquired upon exercise of the Option.

AGREEMENT

1. Repurchase Option.

(a) In the event of Purchaser’s Termination of Service for any reason, including for Cause, death and Disability, the Company or its assignee shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, any or all of Purchaser’s Unvested Shares as of the date of Purchaser’s Termination of Service at a per share price equal to the per share exercise price paid by Purchaser for such Shares in connection with the exercise of the Option (the “Repurchase Option”).

(b) The Company may exercise its Repurchase Option by delivering, personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be), within ninety (90) days of the date of Purchaser’s Termination of Service, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

(c) At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the date of Purchaser’s Termination of Service, the Repurchase Option shall terminate.

(e) One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Grant Notice until all Unvested Shares are released from the Repurchase Option. Fractional Unvested Shares shall be rounded to the nearest whole share.

2. Transferability of the Shares; Escrow.

(a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company from time to time, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b) To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1 hereof, Purchaser hereby appoints the Secretary of the Company, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company from time to time, the share certificate(s) representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2. The Unvested Shares and stock assignment shall be held by the Secretary of the Company, or such other person designated by the Company from time to time, in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company’s obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C-4. Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all of the provisions hereof and the exercise notice executed by Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement. Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

3. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be subject to adjustment in accordance with Article 11 of the Plan upon the occurrence of certain events which may occur after the date of this Agreement.

5. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

6. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

7. Section 83(b) Election for Unvested Shares Purchased Pursuant to a Non-Qualified Stock Option. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a Non-Qualified Stock Option for Unvested Shares, that unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase, there will generally be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses over the purchase price for the Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of an election under Section 83(b) and similar tax provisions.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVE MAKE THIS FILING ON PURCHASER’S BEHALF.

8. Representations. Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

9. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

(Signature Page Follows)

Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or other administrator of the Plan upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

REACHLOCAL, INC.

By:

Name:

Title:

PURCHASER

By:

Name:

Address:

REG D EARLY EXERCISE AGREEMENT

EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                     , hereby sell, assign and transfer unto                     , or its assignee, (            ) shares of the Common Stock of ReachLocal, Inc. registered in my name on the books of said corporation represented by Certificate No.              herewith and do hereby irrevocably constitute and appoint                                          to transfer said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Purchase Agreement between ReachLocal, Inc. and the undersigned dated             ,             .

Dated:                     ,

Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of Purchaser.

REG D EARLY EXERCISE AGREEMENT

EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

                    ,

Secretary

ReachLocal, Inc.

[                    ]

[                    ]

Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Company’s 2008 Stock Incentive Plan, and each of the Stock Option Agreement (the “Option Agreement”) and Restricted Stock Purchase Agreement (the “Restricted Stock Agreement”) between the Company and the undersigned to which these Joint Escrow Instructions relate. As Escrow Agent for both ReachLocal, Inc. (the “Company”) and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Restricted Stock Agreement, in accordance with the following instructions:

1. In the event the Company or any entitled parties (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option set forth in the Restricted Stock Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares of stock being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares of stock as set forth in the Restricted Stock Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3 and to the terms of the Option Agreement and the Restricted Stock Agreement, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Company’s Repurchase Option. Within one hundred twenty (120) days after the date of Purchaser’s Termination of Service, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares of stock held or issued pursuant to the Restricted Stock Agreement and not purchased by the Company or any other entitled parties pursuant to exercise of the Company’s Repurchase Option.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Restricted Stock Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to

2

retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Option Agreement or the Restricted Stock Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law.

(Signature Page Follows)

3

IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

REACHLOCAL, INC.

By:

Name:

Title:

PURCHASER

By:

Name:

Address:

ESCROW AGENT

By:

Name:

Title:

4

EXHIBIT C-4

CONSENT OF SPOUSE

I,                                         , spouse of                     , have read and approve the Restricted Stock Purchase Agreement dated                     ,             , between my spouse and ReachLocal, Inc. In consideration of granting of the right to my spouse to purchase shares of ReachLocal, Inc. set forth in the Restricted Stock Purchase Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Restricted Stock Purchase Agreement and agree to be bound by the provisions of the Restricted Stock Purchase Agreement insofar as I may have any rights in said Restricted Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Restricted Stock Purchase Agreement.

Dated:                     ,

Signature of Spouse